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                                                                    EXHIBIT 99.2

                   GATX FINANCIAL CORPORATION AND SUBSIDIARIES

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of GATX Financial Corporation (the "Company") on Form 10-Q for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brian A. Kenney, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Brian A. Kenney
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Brian A. Kenney
Senior Vice President and Chief Financial Officer



November 12, 2002